PROSPECTUS SUPPLEMENT

Global X Funds

SUPPLEMENT DATED MARCH 14, 2011
TO THE PROSPECTUS DATED MARCH 1, 2011

The following information supplements the information found in the prospectus for the Global X Funds.

Effective March 15, 2011, the following fund will be available for purchase:

Global X Pure Gold Miners ETF (GGGG)

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE